UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22534

Versus Capital Multi-Manager Real Estate Income Fund LLC (Exact name of registrant as specified in charter)

     5555 DTC Parkway, Suite 330 Greenwood Village, CO 80111 (Address of principal executive offices) (Zip code)

Mark D. Quam
c/o Versus Capital Advisors LLC
5555 DTC Parkway, Suite 330
Greenwood Village, CO 80111
(Name and address of agent for service)

COPY TO:
Alan Hoffman, Esq.
Winston & Strawn LLP
200 Park Avenue
New York, New York 10166-4193

Registrant's telephone number, including area code: (303) 895-3773

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report
March 31, 2019

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://www.versuscapital.com/vcmix-docu), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

TABLE OF CONTENTS

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	3
Portfolio of Investments	4-7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13-18
Additional Information	19-21

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

o	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number.
o	Written and electronic correspondence, including telephone contacts; and
o	Transaction history, including information about the Fund's transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may also disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter March 31, 2019

Dear Shareholder,

Versus Capital Advisors LLC (“Versus Capital”), is pleased to provide the audited annual financial statements for the Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) for the fiscal year ended March 31, 2019. This fiscal year saw substantial growth in the assets of the Fund, which grew by over $700 million to approximately $2.8 billion. In addition to the substantial growth in assets under management, the Fund continued to consistently deliver strong returns with minimal volatility. As the Fund closes in on seven years of track record in July, the Fund has generated consistent annualized returns over 1-year (+6.7%), 3-year (+5.8%), 5-year (+7.0%) and since inception (+6.7%) periods, net of fees.

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call for the most recent month-end performance.

Given where we are in the economic cycle, we believe that predictability of income is of utmost importance. We have seen additional allocations to real estate and real assets among large institutions like CalSTRS, and other large public pension plans have announced increases to their exposure to real assets. We believe this increased demand for real estate makes sense as real estate and real assets have historically possessed stable cash flows and attractive earnings growth compared to other asset classes. Additionally, they have served as diversifiers to traditional asset classes. Fundamentals in real estate are still strong overall with new supply being driven by genuine demand, and major markets and property types remain in balance. We continue to see compelling opportunities in all property types, but are cognizant of structural changes affecting drivers of demand.

During the last fiscal year, we shifted the portfolio to a slightly higher exposure in private debt and foreign core positions in an effort to capture the most compelling risk-adjusted returns and add increased diversification. We underwrote and invested in two additional funds during the last year; the CBRE US Core Partners Fund and the Clarion Gables Multifamily Property Trust. The Gables position allows us to increase our exposure to the multifamily sector which we believe will benefit from demographic tailwinds and has historically provided high occupancy during all points in the economic cycle. The Fund now holds 19 distinct institutional real estate investment positions that collectively give our shareholders exposure to over $125 billion of major market, well-leased, commercial real estate. Occupancy across the portfolio remains strong at 93.9% with a weighted average lease maturity of over 5 years. Leverage at the underlying funds is a modest 24.5% and, as a reminder, the Fund does not use leverage at the fund level.

At Versus Capital, we believe it is critical for all investors to diversify beyond traditional 60/40 portfolios (60% MSCI ACWI / 40% Barclays Global Agg) with alternative investments. The drivers are in place for the real estate asset class to continue to deliver steady performance into the foreseeable future and provide investors with these important diversification benefits. Real estate’s potential to provide positive returns when traditional asset class returns turn negative is attractive. This was illustrated during 2018 when a global 60/40 portfolio had negative returns in three out of four quarters and lost 5.6% for the year, whereas unlevered core real estate (NCREIF NPI) returned +6.7% during the same period1. Since the inception of our Fund in 2012, a global 60/40 portfolio delivered negative quarterly returns ten times compared to the Fund posting only one slightly negative quarter during the same time period.

We believe that the fund is well-positioned to continue to deliver attractive risk-adjusted returns, and on behalf of the entire Versus Capital team, I would like to thank you for your continued support.

Sincerely, Mark Quam
Chief Executive Officer

Pricing methodologies for private core real estate (NCREIF NPI) and public market indices differ. Private real estate uses a quarterly appraisal-based methodology while public indices use public market auction-based methodologies. The quarterly appraisal-based methodology of the private real estate may result in a lack of price transparency as compared to public market Indices. Private real estate investment may also have higher costs and less liquidity than the other investments represented.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders Versus Capital Multi Manager Real Estate Income Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the  U.S. federal  securities laws and the  applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our  audits  included  performing  procedures  to  assess  the  risks  of  material  misstatement  of  the  financial statements,  whether  due  to  error  or  fraud,  and  performing  procedures  that  respond  to  those  risks.  Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois
May 30, 2019

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2019

Shares		Value	Shares		Value
Private Investment Funds * - 79.2%				Diversified (continued)
	Diversified – 79.2%		17,092	Fonciere Des Regions, REIT (France)	$1,813,770
	AEW Core Property Trust (U.S.), Inc., REIT		8,214	Gecina SA, REIT (France)	1,214,418
132,272	Class A Shares	$135,651,442	130,915	Inmobiliaria Colonial SA (Spain)	1,345,922
47,116	Class B Shares	48,319,775	47,460	Interxion Holding NV***(Netherlands)	3,167,006
24,886,932	AEW Value Investors US LP	24,816,284	326,114	Irish Residential Properties PLC, REIT	581,654
562,619	Barings Core Property Fund LP	74,625,719	54,141	Klepierre, SA, REIT (France)	1,893,654
63,921	Barings European Core Property Fund	72,724,139	26,285	LEG Immobilien AG (Germany)	3,227,170
74,093,483	CBRE U.S. Core Partners REIT Operating LP	105,768,447	102,000	Liberty Property Trust, REIT	4,938,840
39,221	Clarion Gables Multifamily Trust LP	50,020,105	740,020	Londonmetric Property, PLC, REIT
158,382	Clarion Lion Properties Fund LLC	240,379,663		(United Kingdom)	1,924,796
86,966	Harrison Street Core Property Fund	119,351,312	1,099,600	Mapletree Logistics Trust, REIT (Singapore)	1,184,590
172,306	Heitman America Real Estate LP	214,283,523	243,365	Merlin Properties Socimi SA, REIT (Spain)	3,184,498
107,563	Heitman Core Real Estate Debt Income Trust LP	110,392,816	201,100	Mitsubishi Estate Co., Ltd. (Japan)	3,638,961
600	Invesco Core Real Estate USA	112,236,795	175,300	Mitsui Fudosan Co., Ltd. (Japan)	4,401,085
799,259	Invesco Real Estate Asia Fund (Cayman) Unit Trust		379	Mitsui Fudosan Logistics Park Inc., REIT (Japan)	1,212,267
	Class A Units	101,891,185	2,666,000	New World Development Co., Ltd. (Hong Kong)	4,421,852
90,819	LaSalle Property Fund LP Class A Shares	149,881,687	631	Nomura Real Estate Master Fund, Inc., REIT	929,164
35,225	LaSalle Property Fund LP Class B Shares	58,133,017	237,502	Segro, PLC, REIT (United Kingdom)	2,083,069
62,622	Mesa Core Lending Fund LP Class A	66,373,559	910	Sekisui House Reit, Inc. (Japan)	687,242
49,078	Met Life Commercial Mortgage Income Fund	50,395,345	62,192	Spirit Realty Capital, Inc., REIT	2,470,888
1,729,434	RREEF America Reit II, LP	215,781,428	226,500	SunHung Kai Properties, Ltd	3,886,592
4,514	Trumbull Property Fund, LP	50,549,022	43,797	TLG Immobilien AG (Germany)	1,318,636
9,001	Trumbull Property Income Fund, LP	113,418,458	138,032	VICI Properties, Inc., REIT	3,020,140
—	US Government Building, LP**	101,597,729	39,744	Weyerhaeuser Co., REIT	1,046,857
	Total Private Investment Funds	2,216,591,450	50,2425	Wihlborgs Fastigheter AB (Sweden)	684,787
	(Cost $2,070,717,647)				94,206,154
				Health Care – 0.7%
Common Stocks – 10.5%			158,225	HCP, Inc., REIT	4,952,442
	Apartments/Single Family Residential – 1.8%		99,447	Healthcare Trust of America, Inc., REIT
368,017	American Homes 4 Rent, REIT Class A shares	8,361,346		Class A shares	2,843,190
143,791	Apartment Investment & Management Co.,		191,420	Physicians Realty Trust, REIT	3,600,610
	REIT Class A shares	7,231,249	258,120	Primary Health Properties, PLC, REIT
53,215	AvalonBay Communities, Inc., REIT	10,681,847		(United Kingdom)	436,375
63,450	Equity Residential, REIT	4,779,054	58,871	SabraHealth Care REIT, Inc.	1,146,218
9,955	Essex Property Trust, Inc., REIT	2,879,384	78,225	Senior Housing Properties Trust, REIT	921,490
528,119	Independence Realty Trust, Inc., REIT	5,698,404	65,041	Welltower, Inc., REIT	5,047,182
2,422	Invincible Investment Corp., REIT (Japan)	1,184,448			18,947,507
258,428	Invitation Homes, Inc., REIT	6,287,554		Hotels – 0.6%
597	Japan Rental Housing Investments, Inc., REIT		203,600	City Developments, Ltd. (Singapore)	1,359,587
	(Japan)	475,101	140,107	Extended Stay America, Inc.	2,514,921
137	Kenedix Residential Next Investment Corp., REIT		1,659,400	Far East Hospitality Trust, REIT (Singapore)	857,096
	(Japan)	227,077	16,530	Hilton Grand Vacations, Inc. ***	509,950
77,375	UNITE Group, PLC, REIT (United Kingdom)	924,634	14,630	Hilton Worldwide Holdings, Inc,	1,215,899
		48,730,098	206,850	Host Hotels & Resorts, Inc., REIT	3,909,465
	Diversified – 3.4%		13,900	Hyatt Hotels Corp.	1,008,723
22,889	ADO Properties SA (Luxembourg) 144A	1,300,482	3,503	Japan Hotel REIT Investment Corp. (Japan)	2,822,502
3,076	Altarea SCA, REIT (France)	634,205	31,225	Pebblebrook Hotel Trust, REIT	969,848
699,700	Arena, REIT (Australia)	1,381,167	115,637	Sunstone Hotel Investors, Inc., REIT	1,665,173
320,005	Aroundtown SA (Luxembourg)	2,638,410			16,833,164
185,365	Atrium European Real Estate, Ltd. (Jersey)	692,421		Mortgages – 0.0%
433,600	Capitaland Retail China Trust, REIT (Singapore)	502,307	22,352	Two Harbors Investment Corp., REIT	302,423
65,998	Castellum AB (Sweden)	1,280,236
101,051	Charter Hall Group, REIT (Australia)	736,886
22,700	Coresite Realty Corp., REIT	2,429,354		Office Properties – 1.2%
3,637,259	Cromwell Property Group, REIT (Australia)	2,827,989	61,274	Alexandria Real Estate Equities, Inc., REIT	8,735,221
18,769	Crown Castle International Corp, REIT	2,402,432	7,425	Boston Properties, Inc., REIT	994,059
69,463	Deutsche Wohnen SE (Germany)	3,368,503	38,700	Brandywine Realty Trust, REIT	613,782
187,545	Dexus, REIT (Australia)	1,696,541	827,000	Champion REIT (Hong Kong)	716,387
12,650	Digital Realty Trust, Inc., REIT	1,505,350	266,509	City Office REIT, Inc	3,014,217
389,200	Dream Industrial Real Estate Investment Trust		73,256	Corporate Office Properties Trust, REIT	1,999,889
	(Canada)	3,474,506	110	Daiwa Office Investment Corp., REIT (Japan)	782,099
312,200	Echo Investment SA	337,456	113,350	Douglas Emmett, Inc., REIT	4,581,607
57,185	Entra ASA (Norway) 144A	863,250	107,882	Hudson Pacific Properties, Inc., REIT	3,713,298
40,050	EPR Properties, REIT	3,079,845	58,439	Kilroy Realty Corp., REIT	4,439,026
17,549	Equinix, Inc., REIT	7,952,505	3,644	MCUBS MidCity Investment Corp., REIT (Japan)	3,347,101
56,779	Fabege AB (Sweden)	824,451			32,936,686

	See accompanying notes to financial statements.
		4

VERSUS CAPITAL MULTI MANAGER REAL ESTATE INCOME FUND LLC
Portfolio of Investments – March 31, 2019 (continued)

Shares		Value	Shares		Value
	Real Estate Operation/Development - 0.2%			Diversified – 0.0%
277,165	Essential Properties Realty Trust, Inc., REIT	$5,410,261		Digital Realty Trust, Inc., REIT,
551,200 Leopalace21 Corp. ***(Japan)		1,099,118	850	Series C, 6.63%	22,338
		6,509,379	14,125	Series H, 7.38%	352,842
	Regional Malls – 0.6%		1,350	Series J, 5.25%	31,968
73,079	Macerich Co., The, REIT	3,167,975		PS Business Parks, Inc., REIT
35,375	Simon Property Group, Inc., REIT	6,445,679	13,875	Series V, 5.70%	360,056
110,462	Tanger Factory Outlet Centers, Inc., REIT	2,317,493	2,850	Series Y, 5.20%	67,659
108,711	Taubman Centers, Inc., REIT	5,748,638		Vornado Realty Trust, REIT
		17,679,785	6,425	Series K, 5.70%	162,167
	Residential – 0.1%		1,900	Series L, 5.40%	47,139
26,460	Sun Communities, Inc., REIT	3,136,039	1,675	Series M, 5.25%	39,279
					1,083,448
	Shopping Centers – 0.5%			Health Care – 0.0%
379	Kenedix Retail REIT Corp. (Japan)	924,332	3,650	Senior Housing Properties Trust, REIT 6.25%	96,944
143,225	Kimco Realty Corp., REIT	2,649,662
407,000	Link REIT (Hong Kong)	4,759,597		Hotels – 0.0%
460,008	Newriver REIT, PLC (United Kingdom)	1,428,950	825	Hersha Hospitality Trust, REIT, Series D, 6.50%.	18,884
175	Saul Centers, Inc., REIT	8,990	2,500	Pebblebrook Hotel Trust, REIT, Series D, 6.38%.	65,625
51,936	SITE Centers Corp., REIT	707,368	7,625	Sunstone Hotel Investors, Inc., REIT,
92,295	Weingarten Realty Investors, REIT	2,710,704		Series F, 6.45%	194,666
		13,189,603			279,175
	Storage – 0.4%			Office Properties – 0.2%
85,376	CubeSmart, REIT	2,735,447	1,875	Boston Properties, Inc., REIT, Series B, 5.25%	47,081
52,175	Life Storage, REIT	5,075,062	80	Highwoods Properties, Inc., REIT, Series A 8.63%	98,000
20,700	Public Storage, REIT	4,508,046	120,531	SL Green Realty Corp., REIT, Series I, 6.50%	3,112,110
		12,318,555	81,700	VEREIT, Inc., Series F, 6.70%	2,056,389
	Warehouse / Industrial – 1.0%				5,313,580
387,100	AIMS AMP Capital Industrial, REIT, (Singapore)	405,595		Regional Malls – 0.3%
29,100	CyrusOne, Inc., REIT	1,526,004	69,600	Brookfield Property REIT, Inc., Series A, 6.38%	1,760,880
282,895	Goodman Group, REIT (Australia)	2,681,612	28,250	Pennsylvania Real Estate Investment Trust, REIT
510	Industrial & Infrastructure Fund			Series C, 7.20%	586,188
	Investment Corp., REIT (Japan)	569,223		Taubman Centers Inc., REIT,
194,067	Industrial Logistics Properties Trust, REIT	3,914,331	115,275	Series J, 6.50%	2,982,164
1,219,140	Macquarie Mexico Real Estate Management SA		53,650	Series K, 6.25%	1,378,805
	de CV, REIT (Mexico) 144A	1,330,924			6,708,037
686,270	PLA Administradora Industrial S de RL de CV,			Shopping Centers – 0.2%
	REIT (Mexico)	1,051,489		Kimco Realty Corp., REIT,
188,420	Prologis, Inc., REIT	13,556,819	9,950	Series I, 6.00%	252,730
21,623	Safestore Holdings, PLC, REIT		4,650	Series J, 5.50%	115,227
	(United Kingdom)	1,679,939	4,375	Series L, 5.13%	103,119
130,337	WPT Industrial Real Estate Investment Trust		5,475	Series M, 5.25%	127,568
	(Canada)	1,819,505		Saul Centers, Inc., REIT, Series C, 6.88%	843,294
		28,535,441		SITE Centers Corp., REIT,
	Total Common Stocks	293,324,834	38,800	Series A, 638%	987,460
	(Cost $270,513,021)		69,475	Series J, 6.50%	1,795,234
			3,000	Series K, 6.25%	77,220
Preferred Stock – 1.1%				Urstadt Biddle Properties, Inc., REIT,
	Apartments/Single Family Residential – 0.3%		17,300	Series G, 6.75%	447,724
	American Homes 4 Rent, REIT		63,325	Series H, 6.25%	1,666,081
85,146	Series D, 6.50%	2,256,369			6,415,657
55,475	Series E, 6.35%	1,447,898		Storage – 0.1%
6,225	Series F, 5.88%	153,446	48,350	National Storage Affiliates Trust, REIT, 6.00% .	1,203,432
4,800	Series G, 5.88%	119,280		Public Storage, REIT,
60,425	Apartment Investment & Management Co., REIT,		875	Series B, 5.40%	22,199
	Series A, 6.88%	1,542,650	800	Series E, 5.15%	19,832
2,800	Mid-America Apartment Communities, Inc.,		25,950	Series G, 5.05%	649,269
	REIT, 8.50%	$176,078	47,950	Series V, 5.38%	1,187,242
	National Retail Properties, Inc. REIT		12,275	Series W, 5.20%	301,351
29,775	Series E, 5.70%	752,414	9,125	Series X, 5.20%	226,756
10,675	Series F, 5.20%	258,869	3,750	Series Z, 6.00%	94,838
		6,707,004			3,704,919

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2019 (continued)

Shares			Value	Par		Value
	Storage – (continued)				Office Properties - 0.5%
	Warehouse / Industrial – 0.0%				Alexandria Real Estate Equities, Inc., REIT,
2,675	QTS Realty Trust, Inc., REIT, Series W, 7.13%.		$67,410	425,000	4.00%, 1/15/2024	$439,798
	Rexford Industrial Realty, Inc., REIT,				Brandywine Operating Partnership LP, REIT,
4,325	Series A, 5.88%		106,525	763,000	4.10%, 10/1/2024	776,680
23,175	Series B, 5.88%		567,092		Columbia Property Trust Operating Partnership
			741,027	846,000	LP, REIT - 4.15%, 4/1/2025	847,074
	Total Preferred Stock		31,049,791		Corporate Office Properties LP, REIT,
	(Cost $30,543,803)			2,716,000	3.60%, 5/15/2023	2,688,404
Par				1,079,000	5.25%, 2/15/2024	1,136,986
Corporate Debt – 1.3%					Highwoods Realty LP, REIT,
	Apartments/Single Family Residential - 0.1%			458,000	3.63%, 1/15/2023	459,776
	American Homes 4 Rent LP, REIT,				Kilroy Realty LP, REIT,
$419,000	4.25%, 2/15/2028		415,084	38,000	4.38%, 10/01/2025	39,255
714,000		4.90%, 2/15/2029	741,047		Office Properties Income Trust, REIT,
	Camden Property Trust, REIT,			2,127,000	4.15%, 2/1/2022	2,141,330
68,000	4.88%, 6/15/2023		72,799	2,778,000	4.00%, 7/15/2022	2,772,448
	Essex Portfolio LP, REIT,				Piedmont Operating Partnership LP, REIT,
247,000		3.63%, 8/15/2022	251,396	761,000	3.40%, 6/1/2023	741,739
259,000	3.38%, 4/15/2026		256,209		Qualitytech LP / QTS Finance Corp. 144A
	Mid-America Apartments LP, REIT,			248,000	4.75%, 11/15/2025	241,180
237,000	4.00%, 11/15/2025		244,147		SL Green Realty Corp., REIT
	VEREIT Operating Partnership LP, REIT,			320,000	4.50%, 12/1/20224	331,000
535,000	4.13%, 6/01/2021		544,084			12,615,670
868,000	4.63%, 11/01/2025		898,533		Regional Malls – 0.0%
537,000		4.88%, 6/01/2026	559,616		CBL & Associates LP, REIT
			3,982,915	369,000	5.25%, 12/1/2023	287,820
	Diversified – 0.1%			881,000	4.60%, 10/15/2024	637,624
	Lexington Realty Trust, REIT,					925,444
38,000	4.25%, 6/15/2023		38,152		Shopping Centers – 0.1%
254,000	4.40%, 6/15/2024		256,289		Kimco Realty Corp., REIT,
	Liberty Property LP, REIT,			1,373,000	3.13%, 6/1/2023	1,361,634
65,000	3.38%, 6/15/2023		65,494	424,000	2.70%, 3/1/2024	410,205
1,480,000	4.40%, 2/15/2024		1,554,325		Regency Centers Corp., REIT,
	Vornado Realty LP, REIT,			57,000	3.75%, 11/15/2022	58,060
236,000	3.50%, 1/15/2025		234,433		Retail Properties of America, Inc., REIT,
	Washington Real Estate Investment Trust,			304,000	4.00%, 3/15/2025	292,675
118,000	3.95%, 10/15/2022		120,802		SITE Centers Corp., REIT,
			2,269,495	84,000	4.63%, 7/15/2022	86,635
	Health Care - 0.4%			974,000	3.63%, 2/1/2025	956,854
	HCP, Inc., REIT,				Weingarten Realty Investors, REIT
88,000	3.88%, 8/15/2024		89,736	106,000	4.45%, 1/15/2021	109,780
151,000	3.40%, 2/1/2025		150,167	243,000	3.25%, 8/15/2026	230,426
	Senior Housing Properties Trust, REIT,					3,506,269
1,604,000	6.75%, 4/15/2020		1,632,111		Storage - 0.1%
215,000	6.75%, 12/15/2021		226,671		CubeSmart LP, REIT,
917,000	4.75%, 2/15/2028		850,911	253,000	4.8%, 7/15/2022	264,351
	Ventas Realty LP, REIT,			117,000	4.00%, 11/15/2025	118,133
1,101,000	3.10%, 1/15/2023		1,101,462		LifeStorage LP/CA, REIT,
435,000	3.75%, 5/1/2024		445,449	1,713,000	3.50%, 7/1/2026	1,650,872
556,500	3.50%, 2/1/2025		557,151			2,033,356
816,000	3.25%, 10/15/2026		793,068		Warehouse/Industrial - 0.0%
	Ventas Realty LP / Ventas Capital Corp., REIT,			106,000 Duke Realty LP, REIT,
957,000	3.25%, 8/15/2022		965,841		3.63%, 4/15/2023	108,104
	Welltower, Inc., REIT,				Total Corporate Debt	35,651,509
1,832,000	3.75%, 3/15/2023		1,879,986		(Cost $35,570,735)
1,038,000	3.95%, 9/1/2023		1,077,157
428,000	4.00%, 6/1/2025		440,546
			10,210,256

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI MANAGER REAL ESTATE INCOME FUND LLC
Portfolio of Investments – March 31, 2019 (continued)

Par			Value	Shares
Commercial Mortgage Backed Securities – 3.6%				Commercial Mortgage Backed Securities – (continued)
	BANK,				Wells Fargo Commercial Mortgage Trust, 144A
$29,354,796	0.96%, 11/15/2054 Ser 2017-BNK9, Class XA		$1,641,858	$2,020,000	2.88%, 5/15/2048 Ser 2015-NXS1, Class E	$1,476,204
8,575,000	1.56%, 11/15/2054 Ser 2017-BNK9, Class XD, 144A		890,406	2,125,000	4.76%, 11/15/2048 Ser 2015-C31, Class E	1,610,209
2,000,000	2.80%, 11/15/2054 Ser 2017-BNK9, Class D, 144A		1,626,029		WFRBS Commercial Mortgage Trust, 144A
5,000,000	3.37%, 11/15/2054 Ser 2017-BNK9, Class E, 144A		3,355,053	2,650,000	3.99%, 5/15/2047 Series 2014-C20, Class D	2,079,577
2,000,000	3.08%, 6/15/2060 Ser 2017-BNK5, Class D, 144A		1,687,894	2,000,000	4.05%, 9/15/2057 Series 2014-C22, Class D	1,643,352
3,000,000	4.40%, 6/15/2060 Ser 2017-BNK5, Class E, 144A		2,090,827			100,370,268
					Total Commercial Mortgage Backed Securities	100,370,268
	BENCHMARK Mortgage Trust,				(Cost $96,713,393)
12,667,5000	1.26%, 1/15/2051 Ser 2018-B1, Class XE		1,111,067
5,000,000	3.00%, 11/1/2054 Ser 2018-B1, Class E, 144A		3,298,935		Short-Term Investment – 3.6%
3,680,000	1.50%, 11/1/2054 Ser 2018-B3, Class XD, 144A		401,072	100,636,072 Morgan Stanley Institutional Liquidity Fund-
2,000,000	3.06%, 11/1/2054 Ser 2018-B3, Class D, 144A		1,751,414		Treasury Securities Portfolio, 2.27%	$100,636,072
1,719,500	3.27%, 11/1/2054 Ser 2018-B6, Class D, 144A		1,498,202		(Cost $100,636,072)
5,000,000	4.02%, 11/1/2054 Ser 2019-B9, Class A5		5,323,490
	CD Mortgage Trust, 144A				Total Investments – 99.3%	$2,777,623,924
	3.26%, 8/15/2051 Ser 2018-CD7, Class D		2,375,563		(Cost $2,604,694,671)
	CGMS Commercial Mortgage Trust, 144A
	3.00%, 8/15/2050 Ser 2017-B1, Class D		1,606,277		Other Assets Net of Liabilities – 0.7%	19,689,725
	Citigroup Commercial Mortgage Trust,144A				Net Assets – 100.0%	$2,797,313,649
49,752,414	0.92%, 3/10/2051 Ser 2018-B2, Class XA		2,621,912
1,000,000	3.38%, 6/10/2051 Ser 2018-C5, Class D		874,534
	Comm Mortgage Trust, 1
2,500,000	4.47%, 12/10/2045 Ser 2018-CR5, Class F,		2,056,691	* Non-Tradable Securities
	144	A
2,932,500	5.17%, 3/10/2047 Ser 2014-UBS3, Class D,		2,684,124	** Partnership is not designated in units. The Fund owns approximately 5.7%
	144	A
2,600,000	4.98%, 5/10/2047 Ser 2014-CR17, Class D, 144A		2,565,198	*** Non-income producing security
1,500,000	3.50%, 9/10/2047 Ser 2014-UBS5, Class D, 44A		1,279,357
3,620,000	4.40%, 2/10/2048 Ser 2015-LC19, Class E, 144A		2,930,616
2,000,000	3.80%, 10/10/2048 Ser 2015-LC23, Class D, 144A		1,891,447	Portfolio Abbreviations:
4,000,000	4.23%, 5/10/2048 Ser 2018-COR3, Class A3		4,303,063	LP – Limited Partnership
	CSAIL Commercial Mortgage Trust,			PLC – Public Limited Company
3,980,500	2.15%, 3/15/2052 Ser 2019-C15, Class XD, 144A		626,919	REIT – Real Estate Investment Trust
2,500,000	3.00%, 3/15/2052 Ser 2019-C15, Class, 144A		2,052,262	144A – Rule 144A Security
7,500,000	4.05%, 3/15/2052 Ser 2019-C15, Class A4		7,955,061
	GS Mortgage Securities Trust, 144A
2,000,000	4.91%, 8/10/2046 Ser 2013-GC14, Class F		1,715,207
3,500,000	5.13%, 4/10/2047 Ser 2014-GC20, Class D		3,020,643
1,750,000	3.58%, 6/10/2047 Ser 2014-GC22, Class E		1,254,886
	JP Morgan Chase Commercial Mortgage
	Securities Trust, 144A				Industry
1,433,000	3.74%, 12/15/2046 Ser 2013-C16, Class E		1,245,511		Diversified	82.7%
	JPMBB Commercial Mortgage Securities Trust,				Short-Term Investments	3.6%
	144	A
1,425,000	4.86%, 4/15/2047 Ser 2014-C19, Class D		1,359,585		Commercial Mortgage Backed Securities	3.6%
3,500,000	4.04%, 11/15/2047 Ser 2014-C24, Class D		3,132,728		Apartments/ Single Family Residential	2.2%
	JPMCC Commercial Mortgage Securities Trust, 144A				Office Properties	1.9%
5,000,000	4.03%, 3/10/2052 Ser 2019-COR4, Class A5		5,309,408		Health Care	1.1%
	Morgan Stanley Bank of America Merrill Lynch				Warehouse/Industrial	1.0%
	Trust, 144A				Regional Malls	0.9%
2,153,000	4.26%, 5/15/2046 Ser 2013-C9, Class D		2,059,511		Shopping Centers	0.8%
1,250,000	4.92%, 6/15/2047 Ser 2014-C16, Class D		1,009,752		Storage	0.6%
3,576,000	4.55%, 10/15/2048 Ser 2015-C26, Class E		2,719,331		Hotels	0.6%
4,012,000	3.30%, 11/15/2052 Ser 2017-C34, Class E		2,570,207		Real Estate Operation / Development	0.2%
	Morgan Stanley Capital I Trust,				Residential	0.1%
3,000,000	4.07%, 3/15/2052 Ser 2019-L2, Class A4		3,201,503		Mortgages	0.0%
	SG Commercial Mortgage Securities Trust,				Other Assets Net of Liabilities	0.7%
13,634,965	2.16%, 10/10/2048 Ser 2016-C5, Class XA		1,344,620		Total	100.0%
	UBS-Barclays Commercial Mortgage Trust, 144A
24,054,802	1.79%, 12/10/2045 Ser 2012-C4, Class XA		1,141,509
2,000,000	5.20%, 8/10/2049 Ser 2012-C3, Class D		1,977,254

See accompanying notes to financial statements.
				7

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC
Statement of Assets and Liabilities
March 31, 2019

ASSETS:
Investments:
Investment in securities at cost	$2,604,694,671
Net unrealized appreciation	172,929,253
Total investment in securities, at fair value	2,777,623,924

Foreign Currency (cost $64,594)	64,618

Receivables for:
Investments sold	2,251,967
Dividends and interest	22,583,377
Fund shares sold	6,717,536
Reclaims	197,118
Total receivables	31,749,998
Prepaid expenses	267,903
Total Assets	2,809,706,443

LIABILITIES:
Payables for:
Investments purchased	4,709,001
Dividends	875
Adviser fees, net	6,891,197
Administrative fees	143,028
Audit and tax fees	34,622
Custodian fees	23,625
Legal fees	337,537
Registration fees	18,662
Printing fees	56,893
Transfer agent fees	125,221
Accrued expenses and other liabilities	52,133
Total Liabilities	12,392,794

Commitments and Contingent Liabilities (Note 7)
NET ASSETS	$2,797,313,649

NET ASSETS consist of:
Paid-in capital	2,598,368,017
Total distributable earnings	198,945,632

TOTAL NET ASSETS	$2,797,313,649

Class I-Shares
Net Assets	$2,797,313,649
Shares of beneficial interest outstanding (unlimited authorization)	99,132,058
Net asset value price per share (Net Assets/Shares Outstanding)	$28.22

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC
Statement of Operations
For the Year Ended March 31, 2019

Investment Income:
Dividend income	$91,520,787
Interest income	6,321,201
Less: foreign taxes withheld	(409,430)
Total Investment Income	97,432,558

Expenses:
Adviser fees (Note 3)	25,804,780
Administrative fees	793,988
Director's fees (Note 3)	120,001
Transfer agent fees, Class I-Shares	329,649
Custodian fees	211,280
Registration fees	84,001
Audit and tax fees	60,672
Legal fees	552,981
Printing	357,463
Insurance fees	46,446
Other expenses	600,310
Total Expenses	28,961,571

Net Investment Income	68,470,987
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	9,722,603
Net realized loss on foreign currency transactions	(239,775)
Net change in unrealized appreciation on investment securities and foreign currency	77,374,836
Net Realized and Unrealized Gain on Investments	86,857,664

Net Increase in Net Assets Resulting from Operations	$155,328,651

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Statement of Changes in Net Assets Years Ended March 31, 2019 and 2018

Increase in Net Assets:	2019	2018
From Operations:
Net investment income	$68,470,987	$44,271,049
Net realized gain on investment securities and foreign currency	9,482,828	7,261,985
Net change in unrealized appreciation on investments and foreign currency	77,374,836	40,439,537
Net Increase in Net Assets Resulting from Operations	155,328,651	91,972,571

Distributions to Shareholders from:
Net investment income and net realized gains, Class F-Shares(a)	—	(592,521)
Net investment income and net realized gains, Class I-Shares(a)	(69,011,394)	(38,141,516)
Return of Capital, Class F-Shares	—	(474,259)
Return of Capital, Class I-Shares	(39,247,870)	(41,104,470)
Total Distributions	(108,259,264)	(80,312,766)

Capital Share Transactions:
Class F-Shares:
Shares issued	—	8,974,308
Reinvested dividends	—	215,641
Share conversions	—	(22,411,469)
Shares redeemed	—	(8,173,746)
Total Class F-Shares	—	(21,395,266)

Class I-Shares:
Shares issued	742,673,327	862,604,320
Reinvested dividends	26,989,204	15,925,405
Share conversions	—	22,411,469
Shares redeemed	(203,906,088)	(118,236,764)
Total Class I-Shares	565,756,443	782,704,430

Net Increase in Net Assets Resulting from Capital Share Transactions	565,756,443	761,309,164
Total Increase in Net Assets	612,825,830	772,968,969

Net Assets:
Beginning of Period	$2,184,487,819	$1,411,518,850
End of Period	$2,797,313,649	$2,184,487,819

Share Transactions:
Class F-Shares:
Shares sold	—	326,235
Shares issued in reinvestment of dividends	—	7,875
Share conversions	—	(814,205)
Shares redeemed	—	(298,154)
Net Decrease in Class F-Shares	—	(778,249)

Class I-Shares:
Shares sold	26,663,935	31,265,984
Shares issued in reinvestment of dividends	976,360	580,343
Share conversions	—	812,325
Shares redeemed	(7,366,155)	(4,305,862)
Net Increase in Class I-Shares	20,274,140	28,352,790
Net Increase in Shares of Beneficial Interest Outstanding	20,274,140	27,574,541

(a) For the year ended March 31, 2018, distributions to shareholders were from net investment income.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC
Statement of Cash Flows
For the Year Ended March 31, 2019

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$155,328,651

Adjustments to Reconcile Net Increase in Net Assets Resulting
From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(799,819,783)
Proceeds from disposition of investment securities	323,885,213
Net proceeds from short-term investment securities	(43,668,359)
Change in net unrealized appreciation on securities	(77,374,836)
Net realized gain from investments sold	(9,722,603)
Net realized loss from foreign currency transactions	239,775
Net amortization/(accretion) of premium/(discount)	277,495
Increase in dividends and interest receivable	(7,178,360)
Increase in other assets	(86,277)
Increase in prepaid expenses	(145,512)
Increase in Adviser fees payable, net	1,456,833
Decrease in administration fees payable	(22,417)
Decrease in audit and tax fees payable	(36,178)
Increase in legal fees payable	319,176
Decrease in custodian fees payable	(27,721)
Decrease in distribution fees payable	(15,696)
Increase in registration fees payable	15,789
Increase in printing fees payable	43,786
Increase in transfer agent fees payable	44,662
Decrease in accrued expenses and other liabilities	(142,447)
Net Cash Used in Operating Activities	(456,628,809)
Effect of exchange rate changes on foreign currency	(252,015)

Cash Flows from Financing Activities:
Proceeds from shares sold	741,750,677
Payment of shares redeemed	(203,906,088)
Dividends paid (net of reinvestment of dividends)	(81,269,185)
Net Cash Provided by Financing Activities	456,575,404
Net Increase in Cash	(305,420)

Cash and Foreign Currency:
Beginning of the period	370,038
End of the period	$64,618

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	$26,989,204

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights Class I-Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$27.70	$27.52	$27.30	$26.47	$25.47
Income from investment operations
Net investment income (a)	0.77	0.65	0.67	0.65	0.64
Net realized and unrealized gain	0.99	0.79	0.85	1.46	1.62
Total from investment operations	1.76	1.44	1.52	2.11	2.26

Less Distributions:
Distribution from Net Investment Income	(0.79)	(0.61)	(0.75)	(0.39)	(0.95)
Return of Capital	(0.45)	(0.65)	(0.55)	(0.89)	(0.31)
Total Distributions	(1.24)	(1.26)	(1.30)	(1.28)	(1.26)
Net Asset Value, End of Period	$28.22	$27.70	$27.52	$27.30	$26.47

Total Return Based on Net Asset Value	6.70%	5.32%	5.79%	8.58%	8.74%

Ratios and Supplemental Data:
Net Assets at end of period (000’s)	$2,797,314	$2,184,488	$1,390,152	$688,906	$156,577
Ratios of gross expenses to average net assets	1.17%	1.24%	1.27%	1.35%	1.89%
Ratios of net expenses to average net assets	1.17%	1.24%	1.27%	1.34%	1.46%
Ratios of net investment income to average net assets	2.77%	2.37%	2.45%	2.44%	2.50%
Portfolio turnover rate	13.48%	13.03%	24.97%	20.93%	39.83%

(a) Per Share amounts are calculated based on average outstanding shares.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, continuously offered, closed-end management investment company that provides liquidity through a quarterly repurchase policy. The Fund’s investment objectives are to seek consistent current income, capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2011, (the “Effective Date”) and accordingly, the Fund commenced its investment operations. The Fund was originally authorized to issue an unlimited number of shares of beneficial interest without par value up to a total of $750,000,000. On February 2, 2016, the Fund registered additional shares allowing it to issue an unlimited number of shares of beneficial interest without par value up to a total of $2 billion. On April 18, 2017, the registered additional shares allowing it to issue an unlimited number of shares of beneficial interest without par value to a total of $4 billion.

The Fund was registered to offer two classes of shares, the F-Share Class (the “F-Shares”) and the I-Share Class (the “I-Shares”). The F-Shares were subject to an early withdrawal charge of 2.00% of the aggregate net asset value (“NAV”) of Class F-Shares repurchased during the first year following an initial purchase. F-Shares had early withdrawal charges of approximately $3,000 for the year ended March 31, 2018. Effective January 26, 2018, F-Shares were eliminated and are no longer offered. Any remaining F-Shares were converted to I-Shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Consistent with Section 2(a)(41) of the 1940Act, the Fund price their securities as follows: Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the NYSE close, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing NAV.

The Fund invests a significant portion of its assets in Private Investment Funds. The Board has approved procedures pursuant to which the Fund values its investments in Private Investment Funds at fair value. As a general matter, the Fund bases its NAV on valuations of its interests in the Private Investment Funds provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes and the calculated values of the Private Investment Funds themselves or their underlying assets may differ from their actual realizable value or future fair value. Additionally, between the quarterly valuation periods, the NAVs of the Private Investments Funds are adjusted daily based on the estimated total return that each underlying private fund will generate during the current quarter. The Adviser and the Board’s Valuation Committee monitor these estimates regularly and update them as necessary if macro-level considerations or individual fund considerations warrant any adjustments. At the end of the quarter, each Private Investment Fund’s net asset value is adjusted as needed to reflect the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported by each manager. As of the March 31, 2019 financial statements presented herein, all of the Fund’s investments in Private Investment Funds are valued at the respective NAVs provided by the managers of the Private Investment Funds and their agents.

The Fund's use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019 (continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

o	Level 1 –
o	Level 2 –
o	Level 3 – investments)

unadjusted quoted prices in active markets for identical securities prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

It is the Fund's policy to recognize transfers in and out of the levels at the value at the (end or beginning) of the period. For the year ended March 31, 2019, there were no transfers between levels. A summary of inputs used to value the Fund’s investments as of March 31, 2019 is as follows:

			Level 2		Level 3
	Total Market	Level 1	Significant		Significant
	Value at	Quoted	Observable		Unobservable
	3/31/2019	Price	Inputs		Inputs

Common Stocks *	$293,324,834	$293,324,834	$ –	. $	–	.
Preferred Stocks *	31,049,791	31,049,791	–	.	–	.
Corporate Debt *	35,651,509	– .	35,651,509		–	.
Commercial Mortgage Backed Securities *	100,370,268	– .	100,370,268		–	.
Short-Term Investments*	100,636,072	100,636,072	–	.	–	.
Subtotal	$561,032,474	$425,010,697	$136,021,777		$–	.
Private Investment Funds*	$2,216,591,450
Total	$2,777,623,924
* See Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market.

Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date.

Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019 (continued)

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds, together with any dividends or interest income earned from such investments. A portion of any dividend may be a return of capital or from other capital sources.

Allocation - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by the U.S. federal tax authorities for the fiscal years before 2013. The Fund identifies its major tax jurisdiction as U.S. Federal.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year-end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2019, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $39,172,000, to decrease accumulated net realized gain by approximately $3,868,000 and to decrease paid-in-capital by approximately $35,304,000.

For the year ended March 31, 2019, tax character of the distribution paid by the Fund was approximately $49,869,000 of ordinary income dividends, approximately $19,142,000 of long-term capital gains and approximately $39,248,000. For the year ended March 31, 2018, tax character of the distribution paid by the Fund were approximately $24,121,000 of ordinary income dividends, approximately $14,612,000 of long-term capital gains and approximately $41,579,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of March 31, 2019, the Fund had no capital loss carryovers available to offset possible future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended March 31, 2019, the Fund elected to defer approximately $1,312,000 in qualified late year losses.

As of March 31, 2019, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $220,421,000, ($19,807,000) and $200,614,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2019, was approximately $2,577,010,000.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FEES AND OTHER TRANSACTIONSWITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC (the “Adviser”) serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund's NAV, which accrues daily based on the average daily net assets of the Fund and is paid quarterly. The Fund accrued fees to the Adviser of approximately $23,494,000 for the year ended March 31, 2019.

The Adviser engaged Callan Associates Inc. (the “Sub-Adviser”) to act as the Fund's investment Sub-Adviser for support in the selection of Investment Managers. Fees to Callan are based on the average daily net assets of the Fund at an annual rate up to 0.10% and are paid by the Adviser from its Investment Management Fee. The Adviser, with the assistance of the Sub-Adviser, allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's

5

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019 (continued) investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund's assets among the Investment Managers. The Adviser accrued fees of approximately $1,456,000 to the Sub-Adviser for the year ended March 31, 2019.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund's statutory underwriter and facilitates the distribution of Shares.

The Fund has retained the services of the following Investment Managers: Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC. The Investment Managers sub-advise a specified portion of the Fund's assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs (referred to hereafter as the “Real Estate Securities”. Fees to investment managers are based on the average net assets managed by the Investment Manager at an annual rate up to 1.0% and are paid by the Fund. The Fund accrued fees to the Investment Managers of approximately $2,311,000 for the year ended March 31, 2019 which is approximately 0.04% for Security Capital and 0.05% for Principal of the total assets of the Fund for the year ended March 31, 2019.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings. Each of the Independent Directors is a member of the Audit Committee and the Nominating Committee. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were approximately $800,388,000 and $321,413,000, respectively.

NOTE 5. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Payment Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Repurchase tenders made during the year ended March 31, 2019 cumulatively were approximately $203,906,000.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”).Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require you to submit your tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund's Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund's outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

A shareholder who tenders some, but not all, of such shareholder's Shares for repurchase as of a Repurchase Pricing Date may be required to maintain a minimum aggregate NAV of shares. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Pricing Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder's tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

An F-shareholder who tendered for repurchase such shareholder's Shares during the first year following such shareholder's initial capital contribution was subject to a fee of 2.00% of the value of the F-Shares repurchased by the Fund, payable to the Fund (an “Early Withdrawal Charge”).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019 (continued)

NOTE 6. LINE OF CREDIT

Effective April 5, 2018, the Fund's line of credit with ZB, N.A. dba Vectra Bank Colorado (“Vectra”) expired and the Fund opened a new secured $130,000,000 line of credit with a $20,000,000 accordion feature for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings (the “LOC”). Borrowings, if any, under the Vectra arrangement bear interest at the one-month LIBOR/Swap Rate plus 150 basis points at the time of borrowing. In addition, the Fund incurs a Non-Utilization Fee equal to 38 basis points on the portion of the LOC not being used. The Fund incurred Non-Utilization Fees of approximately $488,000 during the year ended March 31, 2019. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in the collateral account. As of March 31, 2019, the Fund had not utilized this line of credit.

NOTE 7. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus dated February 28, 2019.

As of March 31, 2019, the Fund invested in the following restricted securities:
							Unfunded
	Acquisition		Cost		Value		Commitments % of Net			Redemption
Security	Date (b)	Shares	($1,000	s)	($1,000	s)	($1,000	s)	Assets	Notice (c)
AEW Core Property Trust (U.S.), Inc.,
Class A Shares	7/2/2013	132,272	$124,788		$135,651		$—		4.9%	45 Days
Class B Shares	7/2/2013	47,116	44,462		48,320		—		1.7%	45 Days
AEW Value Investors US LP	8/17/2017	24,886,932	25,000		24,816		25,000		0.9%	(e)
Barings Core Property Funds LP	9/30/13	562,619	66,625		74,626		—		2.7%	30 Days
Barings European Core Property Fund LP	6/13/2017	63,921	71,985		72,724		—		2.6%	60 Days (f)
CBRE US Core Partners REIT Operating LP	3/29/2018	74,093,483	103,149		105,768		6,851		3.8%	60 Days
Clarion Gables Multifamily Trust LP	3/4/2019	39,221	50,000		50,020		—		1.8%	(g)
Clarion Lion Properties Fund LLC	7/1/2013	158,382	211,180		240,380		—		8.6%	90 Days
Harrison Street Core Property Fund	8/13/2014	86,966	113,000		119,351		—		4.3%	45 Days
Heitman America Real Estate LP	12/2/2014	172,306	200,000		214,284		—		7.7%	90 Days
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	107,563	110,000		110,393		—		3.9%	90 Days
Invesco Core Real Estate USA	12/31/2013	600	99,500		112,237		15,000		4.0%	45 Days
Invesco Real Estate Asia Fund (Cayman)
Unit Trust - Class A Units	9/30/2014	799,259	98,426		101,891		10,000		3.6%	45 Days
LaSalle Property Fund LP
Class A Shares	8/31/2015	90,819	139,284		149,882		193		5.3%	45 Days
Class B Shares	8/31/2015	35,225	54,023		58,133		—		2.1%	45 Days
Mesa Core Lending Fund LP, Class A Shares	7/15/2015	62,622	66,079		66,374		13,921		2.4%	30 Days
Met Life Commercial Mortgage Income Fund	10/1/2015	49,078	50,000		50,395		—		1.8%	90 Days
RREEF America REIT II, LP	9/30/2013	1,729,434	194,320		215,781		5,000		7.7%	45 Days
Trumbull Property Fund, LP	9/30/2013	4,514	48,397		50,549		—		1.8%	60 Days (h)
Trumbull Property Income Fund, LP	4/1/2016	9,001	107,500		113,418		—		4.0%	60 Days
US Government Building, LP	5/1/2014	(d)	93,000		101,598		—		3.6%	60 Days
Total			$2,070,718		$2,216,591		$75,965		79.2%

(a)	The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail and office properties in targeted metropolitan areas primarily within the continental United States. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real estate while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	The investment funds provide for a quarterly redemption subject to the notice period listed.
(d)	Partnership is not designated in units. The Fund owns approximately 5.7% at March 31, 2019.
(e)	Shares are subject to an initial lockup period ending 12/31/2020.
(f)	As of March 31, 2019, the Fund had a redemption queue, the Investment Manager expects to meet all redemptions over the next 1-2 quarters.
(g)	Shares are subject to an initial lockup period ending March 1 2021; with redemption notification period of 90 days
(h)	As of March 31, 2019, the Fund had a redemption queue, the Investment Manager expects to meet all redemptions over the next 4-6 quarters.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Notes to Financial Statements March 31, 2019 (continued) NOTE 8. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820's disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

NOTE 9. SUBSEQUENT EVENTS

On April 17, 2019, the Fund’s line of credit with ZB, N.A. dba Vectra Bank Colorado expired and the Fund opened a new $150 million facility with a $20 million accordion feature (see Note 6). Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no additional subsequent events to report.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Additional Information

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund's complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund's fiscal quarter.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund's Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund).

Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Report in Connection with Approval of Amended Subadvisory Agreements with Security Capital Research & Management Incorporated

On December 13, 2018, the Board of Directors of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) approved an amendment to the Investment Sub-Advisory Agreement dated December 19, 2011 (“Subadvisory Agreement”) between Versus Capital Advisors, LLC (the “Adviser”) and Security Capital Research & Management Incorporated (the “Sub-Adviser”), which would result in a reduction of the subadvisory fee rate at certain asset levels for assets managed in the multi-tranche U.S. real estate portfolio.

As part of the review process, the Independent Directors (those directors who are not interested persons as defined by the Investment Company Act of 1940) were represented by independent legal counsel and recommended approval of the amended fee schedule. The Board reviewed the proposed changes in the subadvisory fee schedule and considered the explanation provided by the Adviser that the reduction aligned the Fund’s subadvisory fees with those charged by the Sub-Adviser to other of its clients. The Board considered the Adviser’s representation that the changes in the subadvisory fee schedule would not reduce the quality or quantity of the services provided by the Sub-Adviser to the Fund and that the Sub-Adviser’s obligations under the Subadvisory Agreement would remain the same in all material respects. The Board also considered that the Adviser was not proposing any material changes to the terms of the Subadvisory Agreement other than to the fee schedule, and that the reduced fee schedule would benefit the shareholders.

The Board considered that it had last approved the Subadvisory Agreement for the Fund during the annual contract renewal process at the Board of Directors’ May 2018 meeting. The Board noted that as a part of the annual contract renewal process, it had considered the nature, quality and extent of the services provided by the Sub-Adviser under the Subadvisory Agreement as well as the competitiveness of the fee and had concluded, based upon the information provided, that the terms of the Subadvisory Agreement were reasonable and that approval of the Subadvisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended Subadvisory Agreement at this time.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC Additional Information (continued) DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

				Number of	Other Public
				Portfolios in	Company
	Position(s)	Term of Office		Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held
Name, Address, and Age (1)	Fund	Time Served (2)	During Past 5 Years	Director	by Director

INDEPENDENT DIRECTORS (3)

Jeffry A. Jones;	Independent	Since inception	Principal of SmithJones, (Real
Age 60	Director			2	0
Estate), 8/2008 to present.
Richard J. McCready;	Independent		President of The Davis
Since inception
Age 61	Director		Companies, 2014 to present;	2	0

Chief Financial Officer of Paypal’s
merchant lending platform, 2018 to
present. Chief Financial Officer of Swift
Paul E. Sveen;	Independent	Since inception	Financial 2016 to 2018; Managing	2	0
Age 57	Director		Partner of Pantelan Real Estate Services
LLC, 2013 to 2016;

Chief Financial Officer of Ensyn
Robert F. Doherty;	Independent	Since	Corporation (2013-2018), Partner of	2	0
Age 54	Director	inception	Renova Capital Partners, 2010 to
present.

INTERESTED DIRECTORS (4)

President of the Adviser, 2010 to
	Chairman of		present and Chief Financial Officer
William R. Fuhs, Jr.; Age 50	the Board;	Since inception	of the Adviser, 2010 to 1/2016;	2	0
	President		President of Versus Capital Real
Assets Fund from 2017 to present.

Chief Investment Officer of the Adviser,
	Director; Chief		2011 to present; Chief Investment Officer
Casey Frazier; Age 41	Investment	Since inception	of Versus Capital Real Assets Fund LLC,	2	0
	Officer		2017 to present.

Chief Executive Officer of the
	Chief	Since	Adviser, 2010 to present; Chief
Mark Quam; Age 49	Executive	inception	Executive Officer of Versus Capital	2	0
	Officer		Real Assets Fund LLC, 2017 to
present.

(1)	Theaddress ofeach member oftheBoard is: c/oVersusCapitalMulti-ManagerRealEstate IncomeFund LLC,5555DTCParkway, Suite 330,Greenwood Village, CO. 80111.
(2)	EachDirector will serve for the duration ofthe Fund, or until his death, resignation, termination, removal or retirement.
(3)	“Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, Callan, the Distributor, or any affiliate ofthe Fund, the Adviser, Callan,asdefined bythe Investment Company Act (“Independent Directors”).
(4)	“Interested Directors”means members of the Board whoare“interestedperson,”asdefinedin the Investment Company Act, because of suchperson’s affiliation with the Fund (“Interested Directors”).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (continued)

Term of Office and
Name, Address	Position(s) Held	Length of Time	Principal Occupation(s) During Past 5 Years
and Age (1)	with Fund	Served (2)

Mark D. Quam;	Chief Executive		Chief Executive Officer
Since inception
Age 49	Officer		of the Adviser, 2010 to present.

President of the Adviser, 2010 to present;
William R. Fuhs, Jr.;	President	Since inception	Chief Financial Officer
Age 50			of the Adviser 2010 to 2016

	Chief Investment		Chief Investment Officer of the Adviser 2011
Casey Frazier; Age 41		Since inception
	Officer		to present.

Chief Financial Officer of Adviser since 2016
	Chief Financial		and Treasurer since inception. Chief
John Gordon; Age 56		Since inception
	Officer and Treasurer		Compliance Officer of the Adviser and the
Fund, inception to October 2018.

Chief Compliance Officer of the Adviser and
the Fund since October 2018. Secretary of the
Fund since December 2018. VP Compliance
	Chief Compliance		at Janus Henderson Investors August 2017 to
Steve Andersen; Age 43		October 2018
	Officer and Secretary		August 2018. AVP Compliance at Janus
Capital Group January 2016 to August 2017.
Senior Compliance Manager at Janus Capital
Group August 2011 to January 2016.

(1)	Theaddressofeach Officerofthe Fund is: c/o Versus CapitalMulti-Manager RealEstate Income Fund LLC, 5555 DTCParkway, Suite 330,Greenwood Village, CO. 80111.
(2)	Each Officer willserve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	The registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Richard McCready is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,750 for 2018 and $59,325 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $3,000 for 2018 and $6,000 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,812 for 2018 and $10,812 for 2019.

All Other Fees

(d)	There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Notwithstanding the foregoing, the Audit Committee is not responsible for certifying the Fund’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the Fund’s financial statements and disclosures rests with management and the independent auditors.

1.	Independent Auditors
	(a)	Retain, terminate and replace independent auditors and approve all audit engagement
		fees	and terms.
	(b)	Inform each registered public accounting firm performing work for the Fund that such
		firm	shall report directly to the Audit Committee the findings of its audits.
	(c)	Oversee the work of any registered public accounting firm employed by the Fund,
		including	the resolution of any disagreement between management and the auditor regarding
		financial	reporting, for the purpose of preparing or issuing an audit report or related work.
	(d)	Review and approve in advance any significant audit or non-audit engagement or
		relationship	between the Fund and the independent auditors, other than “prohibited non-
		auditing	services”.
	(e)	The following shall be “prohibited non-auditing services”:
		(i)	appraisal or valuation services, providing fairness opinions or preparing contribution-in- kind reports;
		(ii)	bookkeeping or other services related to the accounting records or financial statements of the audit client;
		(iii)	internal audit outsourcing services;
		(iv)	actuarial services;
		(v)	management functions or human resources;
		(vi)	broker or dealer, investment adviser or investment banking services;
		(vii)	legal services and expert services unrelated to the audit;
		(viii)	financial information systems design and implementation; and
		(ix)	any other service that the Public Fund Accounting Oversight Board prohibits through regulation.
	(f)	Notwithstanding the foregoing, pre-approval is not necessary for services other than
		audit,	review or attest services if:
		(i)	the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the non-audit services are provided; such services were not recognized by the Fund at the time of the engagement to be non-audit services; and

(ii)	such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows: (b) 0%

(c)	0%
(d)	N/A

(f)	There were no hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)	There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by Investment Managers, the Adviser has delegated its authority to vote proxies to those Investment Managers. Although Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

  In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.
  The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.
  The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

  The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.
  Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.
  If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.
  If it is determined  that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include: o disclosing the conflict to the Board and obtaining the consent of the Board before voting;   o engaging another party on behalf of the Fund to vote the proxy on its behalf;   o engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

o	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Casey Frazier – Chief Investment Officer – Since Inception William Fuhs – President – Since Inception Dave Truex – Deputy Chief Investment Officer – Since 2017

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and
Potential Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Real Assets Fund, LLC a continuously offered registered closed end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Code. Given the significant differences in the investment objectives of the other accounts managed by the portfolio managers, it is not anticipated that holdings will overlap. As a result, the Adviser does not believe that it has any conflicts of interest in allocating investment opportunities to the Fund.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

No. of
				Accounts	Total Assets
				where	in Accounts
Name of				Advisory	where
Portfolio		Total		Fee is Based	Advisory Fee
Manager or	Type of	No. of Accounts	Total Assets	on	is Based on
Team Member	Accounts	Managed	(in 1,000,000) Performance Performance
Casey Frazier	Registered
	Investment	2	$4,120	0	N/A
Companies:
Casey Frazier	Other Pooled
	Investment	4	$2	0	N/A
Vehicles:
Dave Truex	Registered
	Investment	2	$4,120	0	N/A
Companies:
Dave Truex	Other Pooled
	Investment	4	$2	0	N/A
Vehicles:
William Fuhs	Registered
	Investment	2	$4,120	0	N/A
Companies:
William Fuhs	Other Pooled
	Investment	4	$2	0	N/A
Vehicles:
	Other Accounts:	N/A	N/A	N/A	N/A

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

     A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

(a)(4) Disclosure of Securities Ownership

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member Casey Frazier William Fuhs Dave Truex	Dollar ($) Range of Fund Shares Beneficially Owned $500,000 to $1,000,000 $500,000 to $1,000,000 $0 to $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	The registrant has elected to satisfy paragraph (f) of this item by posting its code of ethics on its
		website pursuant to paragraph (f)(2) of this item. http://www.versuscapital.com.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-
		Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*		/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	5/31/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	5/31/2019

By (Signature and Title)*		/s/ John Gordon
John Gordon, Chief Financial Officer
(principal financial officer)

Date	5/31/2019

*	Print the name and title of each signing officer under his or her signature.